                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           Fortis Series Fund, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                   (specify)
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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     (4) Date Filed:

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Notes:

Fortis Series Fund, Inc.                                           July 16, 1999

To Fortis Series Fund participants:

     As the owner of a Fortis variable annuity/insurance product and a participant in one or more Series of Fortis Series Fund, Inc. (the "Fund"), we request that you complete the enclosed Voting Instructions for the upcoming meeting of the Fund's shareholders. The meeting will take place on August 12, 1999 at 10:00 a.m. at the offices of the Fund, 500 Bielenberg Drive, Woodbury, Minnesota.

     As explained in the enclosed Proxy Statement, the purpose of the meeting is to have you approve the proposals listed below. The Fund's Board of Directors has reviewed and approved these proposals and recommends that you vote FOR each proposal. The proposals are:

 .    To set the number of directors at nine and to elect a board of directors of the Fund. The Bylaws of the Fund provide that the shareholders have the power to set the number of Directors. The Fund's management recommends that the number of directors to be elected at the meeting be set at nine. At the meeting, shareholders will be asked to elect the members of the Fund's Board of Directors.

 .    To approve the elimination or modification of certain investment policies.
     Each Series has a number of investment policies that are "fundamental," which means that they may be changed only with approval of shareholders. These fundamental policies differ significantly from Series to Series.
     This is in part because the Series commenced operations at different times, and the wording of the Series' fundamental policies has evolved over time. In addition, some of the older Series have fundamental policies that were adopted in response to state securities regulations that no longer apply to mutual funds. Because having different fundamental policies among the Series presents difficulties from a compliance standpoint, and because certain fundamental policies, in the opinion of Series management, are unnecessarily restrictive in light of modern investment practices, Series management proposed that the Series investment policies be standardized, and that some policies be eliminated. There is no present intention to significantly change the investment operations of any of the Series as a result of the proposed fundamental policy revisions. However, we believe that it would be in the best interests of the Series and their shareholders for the Series to have the flexibility to modify certain investment activities without first having to obtain shareholder approval. You should note that any changes in the investment strategies of the Series will be disclosed in the Series' prospectus and statement of additional information, or in supplements to these documents.

 .    To approve a proposal to permit Fortis Advisers, Inc. to select and contract with sub-advisers without obtaining shareholder approval. The Fund's structure is different from that of many investment companies. In the case of the Fund, Fortis Advisers, Inc. ("Advisers"), the Fund's adviser, does not make the day-to-day investment decisions for a number of the Fund's eighteen Series. Instead, Advisers selects, supervises, evaluates and, if necessary, terminates sub-advisers which make those day-to-day investment decisions. Currently, the selection and termination of, and contracting with, sub-advisers must be approved by the Fund's shareholders. Management believes that permitting Advisers to perform these services, without incurring the delay and expense involved with obtaining shareholder approval of new sub-advisory agreements or material amendments to existing sub-advisory agreements, is appropriate and in the best interest of each Series' shareholders and will allow each Series to operate more efficiently. The proposed changes in sub-advisory arrangements would not increase the fees paid by a Series for investment advisory services.

 .    To approve an amended investment advisory and management agreement between the Fund and Advisers. The Fund currently has five different investment advisory agreements between certain Series of the Fund and Advisers. It is proposed that the Fund enter into a single new Investment Advisory and Management Agreement with Advisers relating to all Series. The new advisory agreement would be identical in all material respects with the current advisory agreements, except that it would authorize Advisers to retain one or more sub-advisers for each Series. While Advisers has no current intention of retaining a sub-adviser for any Series that does not currently have a sub-adviser, and has no current intention of retaining additional sub-advisers for the Series that currently have a single sub-adviser, we believe that it would be in shareholders' best interests for Advisers to have this flexibility with respect to each Series. This new advisory agreement would not change the rate of the advisory fee payable by any Series.

 .    To ratify the selection of KPMG LLP as the independent public accountants for the Fund. The Fund's Board of Directors have selected KPMG LLP to be the Fund's independent public accountants for the fiscal year ending December 31, 1999. KPMG LLP has served in this capacity for the Fund since 1989.

     The Fund's Board of Directors has reviewed and approved each of the above proposals and recommends that you vote FOR each proposal. The attached Proxy Statement provides more information on these proposals. Please read it carefully and return your completed Voting Instructions form in the enclosed, addressed, postage-paid envelope.

     If you have any questions in connection with these materials please call us at 1-800-800-2000, extension 3057 if you are a variable annuity contract owner and extension 3028 if you are a variable universal life insurance policyholder. If you are the owner of a First Fortis variable annuity contract please call 1-800-745-7100.

Very truly yours,

/s/ Dean C. Kopperud
Dean C. Kopperud
President

                           FORTIS SERIES FUND, INC.
               500 Bielenberg Drive, Woodbury, Minnesota  55125
         Mailing Address:  P.O. Box 64284, St. Paul, Minnesota  55164

                NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 12, 1999

     A special joint meeting of the shareholders of Money Market Series, U. S. Government Securities Series, Diversified Income Series, Global Bond Series, High Yield Series, Global Asset Allocation Series, Asset Allocation Series, Value Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, International Stock Series, Mid Cap Stock Series, Small Cap Value Series, Global Growth Series, Large Cap Growth Series, Growth Stock Series, and Aggressive Growth Series (the "Series"), each a series of Fortis Series Fund, Inc. (the "Company") will be held at the offices of Fortis Advisers, Inc. ("Advisers"), 500 Bielenberg Drive, Woodbury, Minnesota, on Thursday, August 12, 1999, at 10:00 a.m. for the following purposes:

     1. To set the number of directors at nine and to elect a Board of Directors.

     2. To approve the elimination or modification of certain investment policies.

     3. To approve a proposal to permit Fortis Advisers, Inc. to select and contract with sub-advisers without obtaining shareholder approval. This proposal would not increase investment advisory fees paid by any Series.

     4. To approve an amended investment advisory and management agreement between the Company and Fortis Advisers, Inc. This proposal would not increase investment advisory fees paid by any Series.

     5. To ratify the selection by the Board of Directors of the Company of KPMG LLP as independent public accountants for the Company for the fiscal year ending December 31, 1999.

     6. To transact such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on June 14, 1999 as the record date for determining shareholders entitled to notice of, and shares having voting rights in connection with, the meeting.

     Each Series issues and sells its shares to Fortis Variable Account C and Fortis Variable Account D, which are separate accounts of Fortis Benefits Insurance Company ("FBIC") and First Fortis Life Insurance Company ("FFLIC"). Fortis Variable Account C and Fortis Variable Account D (together, the "Separate Accounts") hold shares which fund benefits under flexible premium deferred variable annuity contracts and flexible premium variable life insurance contracts which are issued by FBIC and FFLIC. As the owners of the assets held in the Separate Accounts, FBIC and FFLIC are the sole shareholders of the Series and are entitled to vote all of the shares of each Series. However, pursuant to applicable laws, FBIC and FFLIC vote outstanding shares of the Series in accordance with instructions received from the owners of the annuity and life insurance contracts. This Notice is being delivered to annuity and life insurance contract owners who, by virtue of their ownership of the contracts, beneficially owned shares of one or more of the Series as of the record date, so that they may instruct FBIC and FFLIC how to vote the shares of the Series underlying their contracts.

     Your attention is directed to the attached Proxy Statement. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED VOTING INSTRUCTIONS AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE THE COMPANY ANY FURTHER SOLICITATION EXPENSE. An addressed envelope for which no postage is required is enclosed.

                                 Michael J. Radmer
                                 Secretary

Dated: July 16, 1999

                           FORTIS SERIES FUND, INC.
               500 Bielenberg Drive, Woodbury, Minnesota  55125
         Mailing Address:  P.O. Box 64284, St. Paul, Minnesota  55164

                                PROXY STATEMENT

            SPECIAL JOINT MEETING OF SHAREHOLDERS--August 12, 1999

     The enclosed proxy is solicited by the Board of Directors of Fortis Series Fund, Inc. (the "Company") in connection with a special joint meeting of shareholders of Money Market Series, U. S. Government Securities Series, Diversified Income Series, Global Bond Series, High Yield Series, Global Asset Allocation Series, Asset Allocation Series, Value Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, International Stock Series, Mid Cap Stock Series, Small Cap Value Series, Global Growth Series, Large Cap Growth Series, Growth Stock Series, and Aggressive Growth Series (the "Series"), to be held August 12, 1999, and at any adjournment of the meeting. The costs of solicitation, including the cost of preparing and mailing the Notice of Special Shareholders' Meeting and this Proxy Statement, will be paid by the Company, and such mailing will take place on approximately July 16, 1999. Representatives of Fortis Advisers, Inc. ("Advisers"), the investment adviser and manager of the Company, without cost to the Company, may solicit proxies for the management of the Company by means of mail, telephone, or personal calls. The address of Advisers is that of the Company as provided above.

     As the owner of the shares held in the Separate Accounts, FBIC and FFLIC are entitled to vote all of the shares of each Series held in the Separate Accounts. However, pursuant to applicable laws, FBIC and FFLIC vote outstanding shares of the Series in accordance with the voting instructions received from the owners of the annuity and life insurance contracts. This Proxy Notice is being delivered to annuity and life insurance contract owners who, by virtue of their ownership of the contracts, beneficially owned shares of one or more of the Series as of the record date, so that they may instruct FBIC and FFLIC how to vote the shares of the Series underlying their contracts.

     You have the right to instruct FBIC or FFLIC on how to vote the shares held under your contract. If you execute and return your voting instruction form, but do not provide voting instructions, FBIC and FFLIC will vote your shares in favor of each proposal. FBIC and FFLIC will vote any shares for which they do not receive a voting instruction form, and any shares which they or their affiliates hold for their own account, in proportionately the same manner as shares for which they have received voting instructions.

     You may revoke your voting instructions by giving written notice to FBIC or FFLIC prior to the meeting, by executing and returning to FBIC or FFLIC a later dated form, or by attending the meeting and voting in person. So far as the Board of Directors is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. Should any other matters properly come before the meeting calling for a vote, it is the intention of the persons named as proxies to vote upon such matters according to their best judgment.

     Those individuals owning contracts representing shares at the close of business on June 14, 1999, may vote at the meeting or any adjournments of the meeting. Common shares represent the only class of securities of each Series. Each shareholder is entitled to one vote for each share held.

     The Company's most recent annual report is available by contacting the Company at P.O. Box 64284, St. Paul, Minnesota 55164 or calling 1-800-800-2000, extension 4579. A copy will be sent, without charge, by first class mail within three business days of your request.

                             SUMMARY OF PROPOSALS

     The Board of Directors of the Company is asking for your vote on the following proposals. Each proposal is described in detail below.

Proposal                                                         Series Affected
--------                                                         ---------------
1.  To set the number of directors at nine and to                All Series
elect a Board of Directors

2. To approve the elimination or modification of the following investment policies:

    A  Modify the policies regarding                             All Series
    borrowing and the issuance of senior
    securities

    B.  Modify the policy regarding                              All Series
    concentration in a particular industry

    C.  Modify the policy regarding the                          Global Growth, S&P 500 Index, Mid Cap Stock, Blue
    underwriting of securities                                   Chip Stock, Small Cap Value  and Large Cap Growth

    D.  Modify the policy regarding                              All Series
    investments in real estate

    E.  Modify the policy regarding the                          All Series
    purchase of commodities

    F.  Modify the policy regarding lending                      All Series

    G.  Eliminate the policy restricting the                     Money Market, U.S. Government Securities,
    pledging of assets                                           Diversified Income, Asset Allocation, Growth Stock,
                                                                 High Yield, Value, Growth & Income, Aggressive
                                                                 Growth, Global Growth and Large Cap Growth

    H.  Eliminate the policy prohibiting short                   Money Market, U.S. Government Securities,
    sales of securities                                          Diversified Income, Asset Allocation, Growth Stock,
                                                                 High Yield, Value,  Growth & Income, Aggressive
                                                                 Growth, Global Growth and Large Cap Growth

    I.  Eliminate the policy restricting margin                  High Yield, Value, Growth & Income, Aggressive
    purchases                                                    Growth, Global Growth and Large Cap Growth

    J.  Eliminate the policy prohibiting                         Money Market, U.S. Government Securities,
    transactions with affiliates                                 Diversified Income, Asset Allocation  and Growth
                                                                 Stock

    K.  Eliminate the policy prohibiting                         Money Market, U.S. Government Securities,
    participation in a joint trading account                     Diversified Income, Asset Allocation and Growth
                                                                 Stock

    L.  Eliminate the policy limiting                            Money Market, U.S. Government Securities,
    investment in restricted securities                          Diversified Income, Asset Allocation and Growth
                                                                 Stock

    M   Eliminate the policy prohibiting                         Money Market, U.S. Government Securities,
    options transactions                                         Diversified Income, Asset Allocation, Growth Stock
                                                                 and Large Cap Growth

    N.  Eliminate diversification policies                       Blue Chip Stock, Small Cap Value and Large Cap
                                                                 Growth

3.  To permit Fortis Advisers, Inc. to select and                All Series
contract with sub-advisers without obtaining
shareholder approval

Proposal                                             Series Affected
--------                                             ---------------
4.  To approve an amended investment                 All Series
advisory and management agreement between
the Company and Fortis Advisers, Inc.

5.  To ratify the selection by the Board of          All Series
Directors of the Company of KPMG LLP as
independent public accountants for the
Company for the fiscal year ending December
31, 1999

6.  To transact such other business as may           All Series
properly come before the meeting


                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS

This proposal applies to all Series.

     The Bylaws of the Company provide that the shareholders have the power to set the number of Directors (subject to the authority of the Board of Directors to increase or decrease the number as permitted by law). The Company's management recommends that the number of directors to be elected at the meeting be set at nine. Unless otherwise instructed, the proxies will vote in favor of a resolution to set the number of directors at nine.

     At the meeting, shareholders will be asked to elect the members of the
Company's Board of Directors.   It is intended that the enclosed proxy will be
voted for the election of the nine persons named below as directors unless such authority has been withheld in the proxy. All of the nominees, except Ms. Shadko, are currently serving as directors of the Company. Ms. Shadko has served as a director of the one closed-end and seven other open-end investment companies managed by Advisers since 1996. The term of office of persons elected will be until the next meeting of the shareholders or until their successors are elected and shall qualify. Pertinent information regarding each nominee's principal occupation and business experience during the past five years is set forth below. Each nominee also serves as a Director of each of the other open-end investment companies managed by the Adviser and as a Director of Fortis Securities, Inc.

                                     Principal Occupation/Business
                                     -----------------------------
Name, Term of Office    Age          Experience During Past 5 years
--------------------    ---          ------------------------------
Richard W. Cutting       67  Certified public accountant and financial consultant.
Director since 1993

Allen R. Freedman*       58  Chairman, Chief Executive Officer and President of Fortis, Inc.;
Director since 1987          a Managing Director of Fortis International, N. V.

Dr. Robert M. Gavin      58  President, Cranbrook Education Community; prior to July 1996,
Director since 1986          President, Macalester College, St. Paul, MN.

Jean L. King             54  President, Communi-King, a communications consulting firm,
Director since 1984          St. Paul, MN.

Dean C. Kopperud *       46  Chief Executive Officer and a Director of Advisers, President and
Director since 1995          a Director of Investors, President of Fortis Financial Group, a
                             Director of Fortis Benefits Insurance Company and a Senior Vice
                             President of Time Insurance Company.

                                     Principal Occupation/Business
                                     -----------------------------
Name, Term of Office    Age          Experience During Past 5 years
--------------------    ---          ------------------------------
Robb L. Prince           57  Financial and Employee Benefit Consultant; prior to July, 1995,
Director since 1982          Vice President and Treasurer, Jostens, Inc., a producer of products and services for the youth, education, sports award, and recognition markets, Minneapolis, MN.

Leonard J. Santow        62  Principal, Griggs & Santow, Incorporated, economic and
Director since 1972          financial consultants, New York, NY.

Noel S. Shadko           44  Marketing consultant; prior to 1996, Senior Vice President,
                             Marketing and Strategic Planning, Rollerblade, Inc.,
                             Minneapolis, MN.

Joseph M. Wikler         57  Investment consultant and private investor.
Director since 1994

___________________
* Denotes directors who are considered to be "interested persons" (as defined under the 1940 Act) of the Company. Mr. Kopperud is an interested person because he holds certain positions including serving as Chief Executive Officer and a director of Advisers. Mr. Freedman is an interested person because he holds certain positions including serving as Chairman and Chief Executive Officer of Fortis, Inc., the parent company of Advisers, and a Managing Director of Fortis International, N.V.

     The Company has an Audit Committee of the Board of Directors whose members are selected annually by the full Board of Directors. The Audit Committee currently consists of Ms. King, Mr. Wikler and Mr. Cutting, who serves as its chairperson. The Audit Committee met two times during the fiscal year ended December 31, 1998. The Company does not have a standing compensation committee or a standing nominating committee of the Board of Directors.

     The functions performed by the Audit Committee are to recommend annually to the Board a firm of independent certified public accountants to audit the books and records of the Company for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Company on matters concerning the Company's financial statements and reports, including the appropriateness of its accounting practices and of its financial controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to review the purchase by the Company from the firm of nonaudit services; to review all fees paid to the firm; and to facilitate communications between the firm and the Company's officers and directors.

     During the Company's fiscal year ended December 31, 1998, there were four meetings of the Board of Directors. No director attended fewer than 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings held by all committees of the Board on which such director served.

     No compensation is paid by the Company to any Director or officer who is an officer or employee of Advisers or Investors or any affiliated company. The Company pays each director who is not affiliated with Advisers or Investors a monthly fee of $100 and a fee of $100 for each directors' meeting and each
committee meeting attended.   Each director also receives a monthly fee, a
meeting fee and a committee meeting fee from each fund in the Fund Complex for which they are a director. The following table sets forth the compensation received by each director from the Company during the fiscal year ended December 31, 1998, as well as the total compensation received by each director from the Series Complex during the calendar year ended December 31, 1998. Mr. Freedman and Mr. Kopperud did not receive any such compensation and they are not included in the table.

                                               Compensation     Total Compensation
                 Director                    from the Company  from Fund Complex  *
     -----------------------------           ----------------  --------------------
     Richard W. Cutting                           $9,000               $31,200
     Dr. Robert M. Gavin                          $9,000               $31,200
     Jean L. King                                 $9,000               $31,200
     Edward M. Mahoney                            $9,000               $31,200
     Robb L. Prince                               $9,000               $31,200
     Leonard J.Santow                             $9,000               $30,300
     Noel J. Shadko                               n/a                  $20,400
     Joseph M. Wikler                             $9,000               $31,300

     * The Fund Complex consists of one closed-end and eight open-end investment companies managed by Advisers.

Vote Required

     The Board of Directors recommends that shareholders set the number of directors at nine and vote in favor of the above nominees to serve as Directors of the Company. The vote of a majority of the shares of the Company represented at the meeting, provided at least a quorum (more than 50% of the outstanding shares) is represented in person or by proxy, is sufficient for the election of the above nominees. Unless otherwise instructed, the proxies will vote for the above nine nominees. All of the nominees listed above have consented to serve as directors if elected. In the event any of the above nominees are not candidates for election at the meeting, the proxies may vote for such other persons as management may designate. Nothing currently indicates that such a situation will arise.

                                 PROPOSAL TWO
                         TO APPROVE THE ELIMINATION OR
                       MODIFICATION OF CERTAIN POLICIES

This proposal applies to all Series.

     Each Series has a number of investment policies that are "fundamental," which means that they may be changed only with the approval of shareholders. These fundamental policies differ significantly from Series to Series. This is in part because the Series commenced operations at different times, and the wording of the Series' fundamental policies has evolved over time. In addition, some of the older Series have fundamental policies that were adopted in response to state securities regulations that no longer apply to mutual funds. Because having different fundamental policies among the Series presents difficulties from a compliance standpoint, and because certain fundamental policies, in the opinion of Series management, are unnecessarily restrictive, Series management proposed that the Series' investment policies be standardized, and that some policies be eliminated. The Board of Directors has adopted these proposals, subject to shareholder approval.

     The 1940 Act requires that only certain activities of investment companies be governed by fundamental policies. The Board of Directors has recommended that shareholders approve proposed revisions to the fundamental policies of the Series governing these activities. Each proposed revision is, in general, intended to provide the Board with the maximum flexibility permitted under the 1940 Act, and to provide uniformity among the Series' policies. The Board of Directors has also recommended that shareholders approve the elimination of all fundamental policies that are not required by the 1940 Act.

     There is no present intention to significantly change the investment operations of any of the Series as a result of the proposed fundamental policy revisions. The Board believes, however, that it would be in the best interests of the Series and their shareholders for the Series to have the flexibility to modify certain investment activities without first having to obtain shareholder approval. As explained below, the proposed revisions to and eliminations of fundamental policies will provide the Series with this flexibility. You should note that any changes in the investment strategies of the Series will be disclosed in the Series' prospectus and statement of additional information, or in supplements to these documents.

     Summaries of the fundamental policies currently in place for the Series appear below. Before voting to modify or delete any policy, however, you should review the complete list of the fundamental policies currently in place for the Series, which is set forth in the Appendix.

A.  Modify the Policies Regarding Borrowing and the Issuance of Senior
Securities

This proposal applies to all Series.

     It is proposed that each Series replace its current policy or policies regarding borrowing and the issuance of senior securities with the following policy:

     The Series will not borrow money or issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     The Series have various policies regarding borrowing and the issuance of senior securities. These policies are summarized below, and set out in their entirety in the Appendix.

     Large Cap Growth Series has the most restrictive policy, which provides that the Series may not borrow money or issue senior securities except for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets.

     Money Market Series, U.S. Government Securities Series, Diversified Income Series, Asset Allocation Series and Growth Stock Series each may borrow an amount equal to up to 10% of its total assets. These Series have policies providing that they will not borrow money (including purchasing securities on margin), or issue senior securities, except that each Series may borrow from a bank an amount equal to up to 10% of its total assets to facilitate redemptions, each Series may obtain short term credit to clear securities transactions, and each Series other than Money Market Series may purchase securities on a when-issued or delayed delivery basis (which could be considered to involve the issuance of a senior security). The Series are prohibited from purchasing investment securities while outstanding borrowings exceed 5% of total assets.

     As discussed below, each of the other Series is permitted to borrow an amount equal to up to one-third of its total assets and to engage in certain other transactions that might be considered borrowing or issuing a senior security.

     High Yield Series, Value Series, Growth & Income Series and Aggressive Growth Series have policies providing that the Series will not borrow money or issue senior securities, except that each Series may borrow from banks for temporary or emergency purposes an amount equal to up to one third of its total assets, and each Series may enter into options and futures contracts and purchase or sell securities on a when issued, delayed delivery or forward commitment basis. The Series are prohibited from purchasing investment securities while outstanding borrowings exceed 5% of total assets. The policy for Global Growth Series is nearly identical, but, in addition to allowing the Series to purchase securities on a when-issued, delayed delivery or forward commitment basis, also allows Global Growth Series to enter into "other transactions ... which may be deemed to constitute borrowing." Each of these Series is required to reduce its borrowing within three days if the Series' asset coverage falls below 300%. This is required, however, under the 1940 Act and therefore does not need to be specified in a Series' fundamental policy on borrowing.

     Global Bond Series, Global Asset Allocation Series and International Stock Series have similar policies which provide that the Series will not borrow money (including through the purchase of securities on margin) or issue senior securities, except that each Series may borrow from a bank an amount not exceeding one-third of the value of its total assets, and each Series may obtain short-term credit for the clearance of securities transactions, may purchase securities on a when-issued, delayed delivery or forward commitment basis, may enter into options and futures contracts, and may make margin deposits in connection with dealing in commodities or options thereon. The Series are prohibited from purchasing investment securities while outstanding borrowings exceed 5% of total assets and each Series is required to reduce its borrowing within three days if the Series' asset coverage falls below 300%.

     S&P 500 Index Series and Mid Cap Stock Series have policies providing that neither Series will borrow money or issue senior securities as defined in the 1940 Act, except that each Series may borrow money in an amount not exceeding one-third of its total assets and each Series may purchase and sell futures contracts and related options.

     Blue Chip Stock Series and Small Cap Value Series have policies providing that neither Series will issue senior securities, except in compliance with the 1940 Act, and neither Series will borrow money, except that each Series may borrow for non-leveraging, temporary or emergency purposes, and engage in other transactions which may involve a borrowing, such as reverse repurchase agreements, in an amount not exceeding, in the aggregate, one-third of the Series' total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. The Series are not restricted to borrowing from banks, but may borrow from other persons to the extent permitted by applicable law.

     The proposed policy would permit each Series to engage in borrowing in a manner and to the full extent permitted by applicable law. The 1940 Act requires borrowings to have 300% asset coverage, which means, in effect, that a Series would be permitted to borrow up to an amount equal to 50% of its total assets under the proposed borrowing policy. Additionally, under the proposed policy, each Series would not be limited to borrowing for temporary or emergency purposes, could borrow for leverage, and could purchase securities for investment while borrowings are outstanding. However, the Board has no current intention of authorizing any of these practices. If the Board authorized a Series to borrow for leverage, such borrowings would increase the Series' volatility and the risk of loss in a declining market.

     The proposed policy also permits each Series to issue senior securities to the extent permitted by applicable law. Generally, a senior security is an obligation of a Series that takes priority over the claims of the Series' shareholders. The 1940 Act prohibits the Series from issuing most types of senior securities, but permits them, if specified conditions are met, to enter into certain transactions that might be considered to involve the issuance of senior securities. For example, a Series may enter into a transaction that obligates it to pay money at a future date if cash or liquid securities are set aside to cover the obligation.

B.  Modify the Policy Regarding Concentration in a Particular Industry

This proposal applies to all Series.

     It is proposed that each Series replace its current policy regarding concentration with the following policy:

     The Series will not concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction. For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions, are not considered members of any industry. In addition, for Money Market Series only, this limitation does not apply to investments in domestic banks.

     The 1940 Act requires that a Series state its position regarding concentration in an industry. While the 1940 Act does not define what constitutes "concentration," the staff of the Commission takes the position that investment of more than 25% of a Series' assets in an industry constitutes concentration. If a Series concentrates in an industry, it must at all times have more than 25% of its assets invested in that industry, and if its policy is not to concentrate, as is the case with each of the Series, it may not invest more than 25% of its assets in the applicable industry, unless, in either case, the Series discloses the specific conditions under which it will change from concentrating to not concentrating or vice versa.

     The Series' policies regarding concentration are set out in their entirety in the Appendix. Each Series' current policy prohibits the purchase of securities if it would result in more than 25% of the Series' total assets being invested in the same industry. Some Series have exceptions for U.S. Government securities, obligations of domestic commercial banks and/or obligations of state
and municipal governments.   In some cases, what constitutes an industry for the
purposes of this policy is included in the policy itself. A Series is permitted to adopt reasonable definitions of what constitutes an industry, or it may use standard classifications recognized by the SEC, or some combination thereof. Because a Series may create its own reasonable industry classifications, management believes that it is not necessary to include such matters in the fundamental policies of the Series.

C. Modify the Policy Regarding the Underwriting of Securities

This proposal applies to Global Growth Series, S&P 500 Index Series, Mid Cap Stock Series, Blue Chip Stock Series, Small Cap Value Series and Large Cap Growth Series.

     It is proposed that each of the foregoing Series replace its current policy regarding the underwriting of securities with the following:

     The Series will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

The Series not being asked to vote on this proposal already have the fundamental policy set forth above in place.

     The proposed policy is merely a re-wording of the policies currently in place for S&P 500 Index Series, Mid Cap Stock Series, Blue Chip Stock Series and Small Cap Value Series. Global Growth Series and Large Cap Growth Series currently have policies in place which clarify that, although the Series will not act as an underwriter of securities of other issuers, they may acquire restricted securities. An underwriter of securities is a person who purchases securities from an issuer with a view to distributing the securities. The policies of Global Growth Series and Large Cap Growth Series were designed to clarify that a Series will not be deemed to be an underwriter of securities merely because it purchases and then later resells restricted securities. This situation will be encompassed, however, by the more general language in the proposed policy stating that a Series will not underwrite securities except to the extent that it may be considered an underwriter when selling portfolio securities.

D.  Modify the Policy Regarding Investments in Real Estate

This proposal applies to all Series.

     It is proposed that each Series replace its current policy regarding the investments in real estate with the following:

     The Series will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Series from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

     The proposed policy does not make any material changes to the policies currently in place for the Series, which are set forth in the Appendix. The proposal is intended to standardize the Series' policies concerning investments in real estate and to clarify the fact that, although none of the Series intends to invest directly in real estate, they are not prohibited from making other investments which are backed by real estate or issued by companies in the real estate business.

E.  Modify the Policy Regarding the Purchase of Commodities

This proposal applies to all Series.

     It is proposed that each Series replace its current policy regarding the purchase of commodities with the following:

     The Series will not purchase physical commodities or contracts relating to physical commodities.

     The current policies for Money Market Series, U.S. Government Securities Series, Diversified Income Series, Asset Allocation Series and Growth Stock Series prohibit investments in commodities or commodity contracts. These policies would arguably prohibit the Series from investing in financial instruments, such as futures contracts, that might be deemed commodities. The policy for Large Cap Growth Series prohibits investments in commodity contracts, other than stock index futures contracts. For the other Series, the proposed policy does not represent a material change from the current policies. S&P 500 Index Series and Mid Cap Stock Series have policies prohibiting the purchase or sale of commodities, but excepting out futures contracts and related options, forward currency contracts and other similar instruments. High Yield Series, Value Series, Growth & Income Series, Aggressive Growth Series, Global Bond Series, Global Asset Allocation Series and International Stock Series have policies prohibiting the purchase and sale of physical commodities and futures and options contracts on physical commodities, but clarifying that the Series may purchase or sell financial instruments or contracts that might be deemed commodities. Blue Chip Stock Series and Small Cap Value Series have policies prohibiting the purchase and sale of physical commodities, and clarifying that the Series may enter into futures contracts and options thereon. Global Growth Series has a policy providing that the Series will not buy or sell commodities or commodity contracts, including futures contracts, other than within the limitations set forth in the Series' Prospectus and Statement of Additional Information. Each of the foregoing policies is set out in its entirety in the Appendix.

     The 1940 Act requires a mutual fund to state as a fundamental investment policy the extent to which it may engage in the purchase and sale of commodities. At the time the 1940 Act was enacted, the term "commodities" was understood to refer principally to physical commodities such as agricultural products, precious and base metals, oil and gas, and the like. In recent years, however, a variety of new financial contracts and instruments, such as interest rate, currency and stock index futures contracts, have been created which may be considered to be "commodities" for regulatory purposes. The purpose of the proposed change is to standardize the Series' policies regarding investments in commodities, to clarify that the Series are not permitted to invest in physical commodities or contracts relating to physical commodities, to provide Money Market Series, U.S. Government Securities Series, Diversified Income Series, Asset Allocation Series and Growth Stock Series with the flexibility of investing in financial contracts and instruments that might be categorized as commodities, and to provide the other Series that currently specify which types of financial instruments or contracts are permissible with greater flexibility. Although none of the Series intends to use futures contracts, options on futures contracts or similar instruments as a principal investment strategy, management believes that it would be in shareholders best interests for the Series to have the maximum flexibility regarding the use of these instruments going forward.

     Futures contracts are standardized, exchange-traded contracts that require delivery of the underlying financial instrument (such as a bond, currency or stock index) at a specified price, on a specified future date. The buyer of the futures contract agrees to buy the underlying financial instruments from the seller at a fixed purchase price upon the expiration of the contract. The seller of the futures contract agrees to sell the underlying financial instrument to the buyer at expiration at the fixed sales price. In most cases, delivery never takes place. Instead, both the buyer and the seller, acting independently of each other, usually liquidate their long and short positions before the contract expires; the buyer sells futures and the seller buys futures.

     Futures may be used for hedging (i.e., to protect against adverse future price movements in a Series' portfolio securities, or in securities the Series intends to purchase). For example, a bond Series manager who thinks that interest rates might rise could sell Treasury futures to safeguard the Series' portfolio. If interest rates increase as anticipated, the value of debt securities in the portfolio would decrease, but the value of the Series' futures contracts would increase. Futures contracts may also be used to speculate on the market. For example, a Series manager might buy S&P 500 futures on the expectation that the value of the S&P 500 Index will rise. Using futures for speculation, however, involves significant risk since futures contracts are highly leveraged instruments. When Series managers enter into a futures contracts, they only need to put up a small fraction of the value of the underlying contract as collateral, yet gains or losses will be based on the full value of the contract.

     The use of futures contracts, options on futures contracts and similar instruments would expose the Series to additional investment risks and transaction costs. Risks include: the risk that interest rates, securities prices or currency markets will not move in the direction that the investment adviser anticipates; an imperfect correlation between the price of the instrument and movements in the prices of any securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the Series' initial investment in that instrument; and the risk that the counterparty to an instrument will fail to perform its obligations.

F.  Modify the Policy Regarding Lending

This proposal applies to all Series.

     It is proposed that each Series replace its current policy regarding lending with the following policy:

     The Series may not make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     Each Series' current lending policy prohibits making loans to others, but contains exceptions to this prohibition. For example, each Series other than Money Market Series, U.S. Government Securities Series, Diversified Income Series, Asset Allocation Series and Growth Stock Series is permitted to lend its portfolio securities. The Series' policies also contain exceptions to the prohibition on lending to the extent that certain transactions, such as the entry into repurchase agreements or the purchase of debt securities might be deemed loans. The Series' current lending policies are set forth in their entirety in the Appendix.

     Unlike the current policies, the proposed policy does not specify the particular types of lending in which each Series is permitted to engage. Instead, the proposed policy permits each Series to lend in a manner and to the extent permitted by applicable law. The proposed change would, therefore, permit each Series, subject to Board approval, to lend its securities. It would also permit the Series, subject to the receipt of any necessary regulatory approval and Board authorization, to enter into other lending arrangements, including lending agreements under which the Series could for temporary purposes lend money directly to and borrow money directly from each other (and other Series advised by Advisers) through a credit facility. Although none of the Series intends to use lending as a principal investment strategy, management believes that it would be in shareholders best interests for the Series to have the maximum flexibility regarding the use of lending. Each of the Series believes that the flexibility provided by this policy change could possibly reduce the Series' borrowing costs and enhance its ability to earn higher rates of interest on short-term lendings in the event that the Board determines that such arrangements are warranted in light of the Series' particular circumstances.

G.  Eliminate the Policy Restricting the Pledging of Assets

This proposal applies to Money Market Series, U.S. Government Securities Series, Diversified Income Series, Asset Allocation Series, Growth Stock Series, High Yield Series, Value Series, Growth & Income Series, Aggressive Growth Series, Global Growth Series and Large Cap Growth Series.

     The foregoing Series have fundamental policies restricting their ability to pledge, mortgage or hypothecate their assets. It is proposed that these policies be eliminated.

     Money Market Series, U.S. Government Securities Series, Diversified Income Series, Asset Allocation Series and Growth Stock Series have a policy prohibiting them from pledging, mortgaging or hypothecating their assets, except that each Series may do so in an amount up to 10% of the value of its total assets to secure borrowing. The other Series are allowed to pledge, mortgage or hypothecate their assets to an unlimited extent to secure borrowings, in connection with the writing of call options in the case of Large Cap Growth Series, and in connection with collateral arrangements related to permissible activities for High Yield Series, Value Series, Growth & Income Series, Aggressive Growth Series and Global Growth Series. Each of the foregoing policies is set out in its entirety in the Appendix.

     The Series adopted these fundamental investment policies in order to comply with state securities laws that no longer apply. Management believes that these policies are unnecessary since, even if the Series are not restricted in their ability to pledge assets, they are limited in their ability to borrow by the 1940 Act.

H.  Eliminate the Policy Prohibiting Short Sales of Securities

This proposal applies to Money Market Series, U.S. Government Securities Series, Diversified Income Series, Asset Allocation Series, Growth Stock Series, High Yield Series, Value Series, Growth & Income Series, Aggressive Growth Series, Global Growth Series and Large Cap Growth Series.

     The foregoing Series have fundamental policies prohibiting short sales of securities. For each Series other than Large Cap Growth Series, the policy has an exception for sales "against the box." It is proposed that these policies be eliminated.

     The Series adopted these policies in order to comply with state securities laws that no longer apply. Series management believes that these policies are not necessary because the Series will be restricted in their ability to sell securities short by the restrictions on the issuance of senior securities imposed by the 1940 Act. A short sale is made by selling a security the Series does not own. A short sale is "against the box" if the Series contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Commission staff has taken the position that a short sale, other than a short sale against the box, involves the creation of a senior security, and violates the 1940 Act prohibition on the issuance of senior securities unless a Series sets aside cash or liquid securities in an amount equal to the current value of the securities sold short.

I.  Eliminate the Policy Restricting Margin Purchases

This proposal applies to High Yield Series, Value Series, Growth & Income Series, Aggressive Growth Series, Global Growth Series and Large Cap Growth Series.

     The foregoing Series have policies, separate and apart from their borrowing policies, prohibiting them from purchasing securities on margin. It is proposed that these policies be eliminated.

     The policies for High Yield Series, Value Series, Growth & Income Series, Aggressive Growth Series and Global Growth Series provide that the Series will not purchase securities on margin, except that they may purchase securities on a when-issued, delayed delivery or forward commitment basis, may obtain such short-term credit as they need for the clearance of securities transactions and may make margin deposits in connection with futures contracts. The policy for Global Growth Series provides that the Series will not purchase securities on margin except for such short-term credits as may be necessary for the clearance of transactions.

     These policies are not required to be fundamental by the 1940 Act. Even if eliminated, however, each Series' potential use of margin transactions beyond transaction in futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, will generally be limited by the current position taken by the staff of the Commission that margin transactions with respect to securities are prohibited under the 1940 Act because they create senior securities. "Margin transactions" involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. Each Series' ability to engage in margin transactions is also limited by the restrictions on borrowing imposed by the 1940 Act.

     A number of Series have restrictions on purchasing securities on margin that are included in their borrowing policies. These restrictions will be eliminated if shareholders approve the modifications of the borrowing policies for these Series proposed above under "Modify the Policies Regarding Borrowing and the Issuance of Senior Securities."

J.  Eliminate the Policy Prohibiting Transactions with Affiliates

This proposal applies to Money Market Series, U.S. Government Securities Series, Diversified Income Series, Asset Allocation Series and Growth Stock Series.

     It is proposed that the fundamental policies of the foregoing Series prohibiting transactions with affiliates be eliminated.

     Each of the foregoing Series has a fundamental policy providing that it may not purchase portfolio securities from, or sell portfolio securities to, the Series' adviser, the Series' underwriter, any officer, director or employee of the Series, or any officer or director of the Series' underwriter or adviser. These transactions are prohibited by the 1940 Act and therefore the policy is not necessary.

K.  Eliminate the Policy Prohibiting Participation in a Joint Trading Account

This proposal applies to Money Market Series, U.S. Government Securities Series, Diversified Income Series, Asset Allocation Series and Growth Stock Series.

     Each of the foregoing Series has a fundamental policy providing that it may not participate in a joint trading account. It is proposed that these policies be eliminated.

     Management believes that the Series' policies regarding joint trading accounts are unnecessary, since participation by a mutual fund in a joint trading account is governed by the 1940 Act. Section 12(a)(2) of the 1940 Act provides that it is unlawful for a fund to participate in a joint trading account in securities "in contravention of such rules and regulations or orders as the Commission may prescribe as necessary or appropriate in the public interest or for the protection of investors." The fund would currently have to apply for an exemptive order from the Commission in order to participate in a joint securities trading account, and they have no current intention of doing so.

L.  Eliminate the Policy Limiting Investments in Restricted Securities

This proposal applies to Money Market Series, U.S. Government Securities Series, Diversified Income Series, Asset Allocation Series and Growth Stock Series.

     Each of the foregoing Series has a fundamental policy providing that it may not invest more than 5% of the value of its assets in restricted securities. It is proposed that these policies be eliminated.

     The Series' policy regarding investments in restricted securities was designed to assure that each Series' portfolio would consist primarily of securities that are readily marketable, and that each Series would therefore be able to make timely payment for redeemed shares. However, the policy is more restrictive than the Commission's current policy, which permits money market mutual funds to invest up to 10% and other mutual funds to invest up to 15% of their net assets in illiquid securities. The Commission determined that these standards should satisfactorily assure that mutual funds will be able to make timely payment for redeemed shares. In addition, "restricted" securities are no longer necessarily illiquid, and may in fact be readily marketable. Therefore, the Board of Directors has determined that there should be no limitation imposed upon the total value of restricted securities purchased by a fund. Rather, each fund should be limited only with respect to the percentage of its net assets invested in securities deemed to be illiquid, regardless of whether such securities are restricted. A non-fundamental policy has been adopted for each Series providing that it may invest up to 15% of its net assets in illiquid securities (10% in the case of Money Market Series).

M.  Eliminate the Policy Prohibiting Options Transactions

This proposal applies to Money Market Series, U.S. Government Securities Series, Diversified Income Series, Asset Allocation Series, Growth Stock Series and Large Cap Growth Series.

     Money Market Series, U.S. Government Securities Series, Diversified Income Series, Asset Allocation Series and Growth Stock Series have policies providing that they may not write, purchase or sell puts, calls or combinations thereof. Large Cap Growth Series has a policy providing that it may not write put options. It is proposed that these policies be eliminated.

     A put option gives the purchaser the right to sell a security or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security or other instrument from the writer of the option at a stated price during the term of the option. Thus, if a Series writes a call option on a security, it becomes obligated during the term of the option to deliver the security underlying the option upon payment of the exercise price. If a Series writes a put option, it becomes obligated during the term of the option to purchase the security underlying the option at the exercise price if the option is exercised.

     The Series may use put and call options for a variety of purposes. For example, if a portfolio manager wishes to hedge a security a Series owns against a decline in price, the manager may purchase a put option on the underlying security; i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the manager intends to purchase a security at some date in the future, the manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. Put and call options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased. Finally, a portfolio manager may write options on securities owned in order to realize additional income. The Series would receive premiums from writing call or put options, which they would retain whether or not the options were exercised. By writing a call option, a Series might lose the potential for gain on the underlying security while the option is open, and by writing a put option a Series might become obligated to purchase the underlying security for more than its current market price upon exercise. If a Series purchases a put or call option, any loss to the Series is limited to the premium paid for, and transaction costs paid in connection with, the option.

     If the Series enter into options transactions, their risk will be limited to a certain extent by the provisions of the 1940 Act that prohibit mutual funds from issuing senior securities. Certain options transactions could be deemed to result in a prohibited issuance of senior securities, since they may obligate a fund to pay money to a third party at some time in the future. However, the Commission staff has taken the position that a fund may engage in these options transactions if it takes certain steps designed to limit risk to the Series. These steps typically involve either "covering" the transaction with an offsetting transaction or segregating cash or liquid securities in an amount sufficient to cover the Series' exposure under the option transaction. Although these steps will not protect a Series from loss on these transactions, they assure that the Series will have the securities or liquid assets required to meet its obligations thereunder, and they prevent the Series from effectively "leveraging" its portfolio.

     Given these staff positions, management believes that it is appropriate to eliminate the fundamental investment restrictions discussed above. The elimination of these restrictions would provide the Board of Directors with the flexibility to determine, without shareholder vote, whether and to what extent it would be appropriate for the Series to enter into options transactions, given their different investment objectives.

N.  Eliminate Diversification Policies

This proposal applies to Blue Chip Stock Series, Small Cap Value Series and Large Cap Growth Series

     Each of the foregoing Series has one or more policies related to diversification. It is proposed that these policies be eliminated.

     Blue Chip Stock Series and Small Cap Value Series have policies providing that neither Series will purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of its total assets would be invested in the securities of a single issuer. The restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities"). Blue Chip Stock Series and Small Cap Value Series also have policies providing that neither Series will purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 10% of the outstanding voting securities of
any issuer would be held by the Series.   Once again, the restriction does not
apply to U.S. Government Securities. Large Cap Growth Series has a policy providing that the Series will not purchase more than 10% of the outstanding voting securities of any one issuer.

     Management believes that it is appropriate to eliminate each of these investment policies. Blue Chip Stock Series, Small Cap Value Series and Large Cap Growth Series have each elected, as a fundamental policy that may not be changed without shareholder vote, to operate as a "diversified" investment company as defined under the 1940 Act. Section 5(b)(1) of the 1940 Act currently defines a diversified investment company as one that meets the following requirements:

     At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5 per centum of the value of the total assets of such management company and to not more than 10 per centum of the outstanding voting securities of such issuer.

This definition is nearly identical to the diversification policies currently in place for Blue Chip Stock Series and Small Cap Value Series, and management therefore feels that these diversification policies are redundant and unnecessary. The policy currently in place for Large Cap Growth Series is more restrictive than is required for the Series to operate as a diversified Series, since it applies to 100% of the Series' assets and does not have an exception for U.S. Government Securities. Management believes that the policy is unnecessarily restrictive and should be eliminated.

Vote Required

     The Board of Directors recommends that the shareholders of each Series vote to approve the proposed changes to that Series' investment policies. The changes must be approved by a majority of the outstanding shares of the Series, as defined in the 1940 Act, which means the lesser of the vote of (a) 67% of the shares of the Series present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Series. Unless otherwise instructed, the proxies will vote for the approval of the proposed investment policy changes.


                                PROPOSAL THREE
                TO PERMIT ADVISERS TO SELECT AND CONTRACT WITH
              SUB-ADVISERS WITHOUT OBTAINING SHAREHOLDER APPROVAL

This proposal applies to all Series.

     Under the 1940 Act, Advisers cannot select a sub-adviser for a Series, and enter into a sub-advisory agreement with that sub-adviser, without obtaining shareholder approval. Similarly, shareholders must approve any material amendment to an existing sub-advisory agreement between Advisers and a sub-adviser. On June 23, 1998, the Board of Directors authorized the Company to file an application for an order of the Securities and Exchange Commission (the "Commission") granting relief from the provisions of the 1940 Act that require shareholder approval in these cases.

     The Company's structure is different from that of many investment companies. Under a traditional investment company structure, the investment adviser is a single entity that employs one or more individuals internally as portfolio managers to make investment decisions. The adviser is free to retain or terminate those portfolio managers without board or shareholder approval. In the case of the Company, however, Advisers does not make the day-to-day investment decisions for a number of Series. Instead, Advisers selects, supervises, evaluates and, if necessary, terminates sub-advisers which make those day-to-day investment decisions. Management believes that permitting Advisers to perform these services, without incurring the delay and expense involved with obtaining shareholder approval of new sub-advisory agreements or material amendments to existing sub-advisory agreements, is appropriate and in the best interest of each Series' shareholders and will allow each Series to operate more efficiently.

     If the requested relief is granted, when a new sub-adviser for a Series is retained by Advisers, shareholders will not be required to approve the sub-advisory agreement between Advisers and that sub-adviser. Similarly, if an existing sub-advisory agreement is amended in any material respect, approval by the shareholders of the affected Series will not be required. Moreover, the Company will be able to continue relations with an existing sub-adviser whose sub-advisory agreement has been "assigned" as a result of a change of control of the sub-adviser, without obtaining shareholder approval. The 1940 Act requires automatic termination of an advisory contract in the event of such an assignment. The requested relief will allow Advisers to enter into a new sub-advisory agreement with the existing sub-adviser without obtaining shareholder approval. The Board of Directors (including a majority of the Directors who are not parties to the contract or interested persons of any such party) will continue to approve new contracts between the Adviser and a sub-adviser as well as changes to existing contracts. The requested relief will not apply to the advisory agreements between Advisers and the Company, and material changes to those agreements will continue to require approval of shareholders. In addition, Advisers will not enter into a sub-advisory agreement with a sub-adviser that is an "affiliated person," as defined in the 1940 Act, of the Company or Advisers, other than by reason of serving as a sub-adviser to one or more of the Series (an "Affiliated Sub-Adviser"),without that sub-advisory agreement being approved by the applicable Series' shareholders.

     If the requested relief is granted, the Company will also be permitted, in a situation where there is more than one sub-adviser to a Series, to disclose in its prospectus, statement of additional information, financial statements and certain other documents only (i) fees paid to Advisers and any Affiliated Sub-Advisers by that Series, (ii) aggregate fees paid by Advisers to sub-advisers of that Series, other than Affiliated Sub-Advisers, and (iii) fees paid by Advisers to any Affiliated Sub-Adviser. Therefore, in such a situation the Company would not have to disclose separately the fees paid by Advisers to a particular sub-adviser, other than an Affiliated Sub-Adviser.

     The application was recently filed with the Commission. While there can be no assurance that the SEC will grant the requested relief, if it does, one of the conditions to such relief is expected to be that this change also be approved by shareholders of a Series prior to being effected for that Series. Therefore, shareholders of each Series are being asked to vote on this proposal. If the requested relief is granted, the Company and Advisers will be required to agree to conditions imposed by the Commission in connection with the relief. Such conditions are expected to include, but may not be limited to, the following requirements:

          (1) Before a Series may rely on the requested order, this proposal must be approved by a majority of the outstanding voting securities of the Series (or, if the Series serves as a funding medium for any sub-account of a registered separate account, pursuant to voting instructions provided by the unitholders of the sub-account (the Unitholders")), as defined in the 1940 Act.

          (2) Any Series relying on the requested relief must disclose in its prospectus the existence, substance and effect of any order granted by the SEC. The prospectus must prominently disclose that Advisers has ultimate responsibility (subject to oversight by the Board of Directors) to oversee the sub-advisers and recommend their hiring, termination and replacement.

          (3) Within 90 days of the hiring of any new sub-adviser, shareholders or Unitholders will be furnished all information about the new sub-adviser or sub-advisory agreement that would be included in a proxy statement, except that the fee disclosure will be as noted above in the case of Series with more than one sub-adviser.

          (4) Advisers will not enter into a sub-advisory agreement with any Affiliated Sub-Adviser without that sub-advisory agreement, including the compensation to be paid thereunder, being approved by the Series' shareholders (or pursuant to voting instructions provided by the Unitholders).

          (5) At all times, a majority of the Board of Directors will be persons who are not "interested persons" of the Company (as defined in Section 2(a)(19) of the 1940 Act) (the "Independent Directors"), and the nomination of new or additional Independent Directors will be at the discretion of the then-existing Independent Directors.

          (6) When a sub-adviser change is proposed for a Series with an Affiliated Sub-Adviser, the Board of Directors, including a majority of the Independent Directors, will make a separate finding, reflected in the Board of Directors' minutes, that the change is in the best interests of the Series and its shareholders or Unitholders and does not involve a conflict of interest from which Advisers or the Affiliated Sub-Adviser derives an inappropriate advantage.

          (7) Advisers will provide general management services to the Company and the Series, including overall supervisory responsibility for the general management and investment of each Series, and, subject to review and approval by the Board of Directors, will (a) set each Series' overall investment strategies; (b) evaluate, select and recommend sub-advisers to manage all or a part of a Series' assets; (c) when appropriate, allocate and reallocate a Series' assets among multiple sub-advisers; (d) monitor and evaluate the investment performance of sub-advisers; and (e) implement procedures reasonably designed to ensure that the sub-advisers comply with the relevant Series' investment objective, policies and restrictions.

          (8) No director or officer of the Company or Advisers will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in any sub-adviser except for (a) ownership of assets in Advisers or any entity that controls, is controlled by or is under common control with Advisers; or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a sub-adviser or an entity that controls, is controlled by or is under common control with a sub-adviser.

          (9) The Series will disclose in its registration statement the modified fee disclosure discussed above.

     If the requested relief is granted by the Commission and shareholders of the Series approve this proposal, Advisers will have the ability, subject to the approval of the Board of Directors, to hire and terminate sub-advisers to the Series and to change materially the terms of the sub-advisory agreements, including the compensation paid to the sub-advisers, without the approval of the shareholders of the Series. Such changes in sub-advisory arrangements would not increase the fees paid by a Series for investment advisory services since sub-advisory fees are paid by Advisers out of its advisory fee and are not additional charges to a Series.

     While Advisers expects its relationship with the sub-advisers to the Series to be long-term and stable over time, approval of this proposal will permit Advisers to act quickly in situations where Advisers and the Board of Directors believe that a change in sub-advisers or to a sub-advisory agreement, including any fee paid to a sub-adviser, is warranted. This proposal will eliminate the delay of convening a meeting of shareholders to approve certain sub-advisory changes.

     This Proposal will become effective with respect to a Series upon the latest of (i) approval of the proposal by the shareholders of the Series, (ii) receipt by Advisers and the Company of the exemptive relief described above, and
(iii) disclosure in the Series' prospectus of the existence, substance and effect of the exemptive relief.

Vote Required

     The Board of Directors of the Company recommends that the shareholders of each Series vote to approve this proposal. Adoption of the proposal by a Series requires the favorable vote of a majority of the outstanding shares of the Series, as defined in the 1940 Act, which means the lesser of the vote of (a) 67% of the shares of the Series present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Series. Unless otherwise instructed, the proxies will vote for the approval of the proposal.


                                 PROPOSAL FOUR
                       TO APPROVE AN AMENDED INVESTMENT
                   ADVISORY AND MANAGEMENT AGREEMENT BETWEEN
                     THE COMPANY AND FORTIS ADVISERS, INC.

This proposal applies to all Series.

The Proposed Amendment

     The Company has entered into the following Investment Advisory and Management Agreements with Advisers (the "Current Advisory Agreements"):

     . an agreement dated May 1, 1992 on behalf of Growth Stock Series, U.S. Government Securities Series, Diversified Income Series, Money Market Series, Asset Allocation Series and Global Growth Series;

     . an agreement dated May 1, 1994 on behalf of High Yield Series, Growth & Income Series and Aggressive Growth Series;

     . an agreement dated December 8, 1994 on behalf of International Stock Series, Global Bond Series and Global Asset Allocation Series;

     . an agreement dated March 22, 1996 on behalf of Value Series, S&P 500 Index Series and Blue Chip Stock Series; and

     . an agreement dated April 2, 1998 on behalf of Small Cap Value Series, Mid Cap Stock Series and Large Cap Growth Series.

     It is proposed that the Company enter into a single new Investment Advisory and Management Agreement with Advisers relating to all the Series (the "New Advisory Agreement"). The New Advisory Agreement would be identical in all material respects to the Current Advisory Agreements, except that it would authorize Advisers to retain one or more sub-advisers for each Series. The New Advisory Agreement would not change the rate of the advisory fee payable by any Series.

     The first two Current Advisory Agreements listed above do not contain a specific provision authorizing Advisers to retain one or more sub-advisers for each Series to which the Agreements relate. The other Current Advisory Agreements allow Advisers to appoint a sub-adviser for each Series, but do not provide for the possibility of Advisers' appointing multiple sub-advisers for a
single Series.   The Board of Directors has approved, and recommends that
shareholders approve, the New Advisory Agreement, which will contain the following provision authorizing Advisers, at its option and expense, to retain a sub-adviser or sub-advisers for each Series:

     Advisers may, at its option and expense, with respect to each Series, appoint a sub-adviser or sub-advisers, which shall assume such responsibilities and obligations of Advisers pursuant to this Investment Advisory and Management Agreement as shall be delegated to the sub-adviser or sub-advisers; provided, however, that any discretionary investment decisions made by a sub-adviser on behalf of any of the Series shall be subject to approval or ratification by Advisers, and, not withstanding any delegation of responsibilities and obligations to a sub-adviser, Advisers shall retain the right, in its discretion, to make investment decisions for the Series. Any appointment of a sub-adviser and assumption of responsibilities and obligations of Advisers by such sub-adviser shall be subject to approval by the Board of Directors of the Company and, to the extent (if any) required by law, by the shareholders of the Series. Any appointment of a sub-adviser for a Series pursuant hereto shall in no way limit or diminish Advisers' obligations and responsibilities under this Investment Advisory and Management Agreement, and Advisers shall be responsible for monitoring compliance by the sub-adviser(s) with the investment policies, restrictions, and limitations of the Series, and will also be responsible for ensuring that the Series are managed in a way so that: (1) they meet the requirements of Subchapter M of the Internal Revenue Code to be taxed as a regulated investment company; and (2) they comply with the provisions of Section 817(h) of the Internal Revenue Code, and the regulations promulgated thereunder.

     Advisers has no current intention of retaining a sub-adviser for any Series that does not currently have a sub-adviser, and has no current intention of retaining additional sub-advisers for the Series that currently have a single sub-adviser. The Board of Directors believes, however, that it would be in the shareholders' best interests for Advisers to have this flexibility with respect to each Series. For this reason, the New Advisory Agreement was approved by the Board of Directors at a meeting held June 23, 1998, subject to the approval of Series shareholders.

General Information Concerning the New and Current Advisory Agreements

     None of the Current Advisory Agreements has been submitted to a shareholder vote for any reason, except that each Current Advisory Agreement was approved by the respective Series' initial shareholder. Pursuant to both the New Advisory Agreement and the Current Advisory Agreements, Advisers acts as the investment adviser for, and manages the affairs, business and the investment of the assets of the respective Series, and is required to create and maintain all required reports, books and records relating to its activities and obligations under the Agreements. Advisers, at its own expense, furnishes suitable office space and all necessary office facilities, equipment and personnel for servicing the investments of the Series. In addition, Advisers is obligated to arrange, if requested by the Company, for officers, employees or other affiliates of Advisers to serve without compensation from the Company as directors, officers, or employees of the Company if duly elected to such positions by the shareholders or directors of the Company. Advisers receives investment advisory and management fees under the New and Current Advisory Agreements at the rates set forth below:

                                                            Annual Investment Advisory
Series                            Average Net Assets            and Management Fee
--------------------------     --------------------------   --------------------------
Money Market                   For the first $500 million               .30%
                               For assets over $500 million             .25%
U.S. Government Securities     For the first $50 million                .50%
                               For assets over $50 million              .45%
Diversified Income             For the first $50 million                .50%
                               For assets over $50 million              .45%
Global Bond                    For the first $100 million               .75%
                               For assets over $100 million             .65%
High Yield                     For the first $250 million               .50%
                               For assets over $250 million             .45%
Global Asset Allocation        For the first $100 million               .90%
                               For assets over $100 million             .85%
Asset Allocation               For the first $250 million               .50%
                               For assets over $250 million             .45%
Value                          For the first $100 million               .70%
                               For assets over $100 million             .60%
Growth & Income                For the first $100 million               .70%
                               For assets over $100 million             .60%
S&P 500 Index                  All levels of assets                     .40%
Blue Chip Stock                For the first $100 million               .90%
                               For assets over $100 million             .85%
International Stock            For the first $100 million               .85%
                               For assets over $100 million             .80%
Mid Cap Stock                  For the first $100 million               .90%
                               For the next $150 million                .85%
                               For assets over $250 million             .80%
Small Cap Value                For the first $50 million                .90%
                               For assets over $50 million              .85%
Global Growth                  For the first $500 million               .70%
                               For assets over $500 million             .60%
Large Cap Growth               For the first $100 million               .90%
                               For the next $100 million                .85%
                               For assets over $200 million             .80%
Growth Stock                   For the first $100 million               .70%
                               For assets over $100 million             .60%
Aggressive Growth              For the first $100 million               .70%
                               For assets over $100 million             .60%

     The following table sets forth investment advisory and management fees paid by the Series to Advisers during the fiscal year ended December 31, 1998, as well as sub-advisory fees which were in turn paid by Advisers to the sub-advisers of certain Series.

                                Investment Advisory         Sub-Advisory Fees
Series                          and Management Fee          Paid by Advisers
-------------------------     ----------------------    ------------------------
Money Market                          $  194,182                      --
U.S. Government Securities               673,637                      --
Diversified Income                       521,148                      --
Global Bond                              163,906                $ 76,489
High Yield                               338,252                      --
Global Asset Allocation                  546,257                 303,415
Asset Allocation                       2,471,163                      --
Value                                    531,886                      --
Growth & Income                        1,816,200                      --
S&P 500 Index                            707,922                 300,867
Blue Chip Stock                        1,131,224                 551,946
International Stock                      782,792                 414,873
Mid Cap Stock                             49,482                  26,668
Small Cap Value                           61,548                  34,193
Global Growth                          2,487,275                      --
Large Cap Growth                          63,457                  35,254
Growth Stock                           4,378,864                      --
Aggressive Growth                        871,318                      --

    The New Advisory Agreement and each Current Advisory Agreement will terminate automatically in the event of its assignment. In addition, each such agreement is terminable at any time, without penalty, by the Board of Directors or, with respect to any particular Series, by vote of a majority of the outstanding voting securities of such Series, on not more than 60 days' written notice to Advisers, and by Advisers on 60 days' notice to the Company. Unless sooner terminated, the New Advisory Agreement and each Current Advisory Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors or, with respect to any particular Series, by vote of a majority of the outstanding voting securities of such Series, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to such agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

Vote Required

    The Board of Directors recommends that the shareholders of each Series vote to approve the proposed New Advisory Agreement. Adoption of the proposal by a Series requires the favorable vote of a majority of the outstanding shares of the Series, as defined in the 1940 Act, which means the lesser of the vote of
(a) 67% of the shares of the Series present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Series. Unless otherwise instructed, the proxies will vote for the approval of the proposed New Advisory Agreement.

                                 PROPOSAL FIVE
                                RATIFICATION OF
                        INDEPENDENT PUBLIC ACCOUNTANTS

This proposal applies to all Series.

         The 1940 Act provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or of its investment adviser. The 1940 Act provides that the selection be submitted for ratification or rejection by the shareholders.

         The Company's Board of Directors, including a majority of the directors who are not interested persons of Advisers or the Company, upon the recommendation of the Company's Audit Committee, have selected KPMG LLP to be the Company's independent public accountants for the fiscal year ending December 31, 1999. KPMG LLP has no direct or material indirect financial interest in the Company or in Advisers, other than receipt of fees for services to the Company. KPMG LLP has served as the independent public accountants of the Company since 1989. KPMG LLP also serves as independent public accountants for each of the other investment companies managed by Advisers.

         Representatives of KPMG LLP are expected to be present at the meeting. Such representatives will be given the opportunity to make a statement to the shareholders if they desire to do so and are expected to be available to respond to any questions which may be raised at the meeting.

Vote Required

         The Board of Directors recommends that shareholders vote in favor of the ratification of KPMG LLP as the independent public accountants for the Company. The affirmative vote of a majority of the shares of the Company represented at the meeting, provided at least a quorum (more than 50% of the outstanding shares) is represented in person or by proxy, is sufficient for the ratification of the selection of the independent public accountants. Unless otherwise instructed, the proxies will vote for the ratification of the selection of KPMG LLP as the Company's independent public accountants.

                       EXECUTIVE OFFICERS OF THE COMPANY

         Information about each executive officer's position and term of office with the Company and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. No executive officer receives any compensation from the Company.

Name and (Age)                 Position/Term of Office       Business Experience During Past Five Years
--------------                 -----------------------       ------------------------------------------
Dean C. Kopperud (46)          President since 1995          See biographical information in Proposal One.

Gary N. Yalen (56)             Vice President since 1995     President and Chief Investment Officer of Advisers
                                                             (since 1995) and Senior Vice President, Investments,
                                                             of Fortis, Inc.; prior to 1996, President and Chief
                                                             Investment Officer, Fortis Asset Management, a
                                                             former division of Fortis, Inc.
Howard G. Hudson (61)          Vice President since 1995     Executive Vice President and Head of Fixed Income
                                                             Investments of Advisers since 1995; prior to 1996,
                                                             Senior Vice President, Fixed Income, Fortis Asset
                                                             Management.
Lucinda S. Mezey (51)          Vice President since 1997     Executive Vice President and Head of Equity
                                                             Investments of Advisers since October 1997; from
                                                             1995 to October 1997, Chief Investment Officer, Alex
                                                             Brown Capital Advisory and Trust Co., Baltimore, MD;
                                                             prior to 1995, Senior Vice President and Head of
                                                             Equity Investments, PNC Bank, Philadelphia, PA.

Name and (Age)                 Position/Term of Office       Business Experience During Past Five Years
--------------                 -----------------------       ------------------------------------------
James S. Byrd (47)             Vice President since 1991     Executive Vice President of Advisers since 1995;
                                                             prior to 1995, Vice President of Advisers and of
                                                             Investors.
Nicholas L.M. dePeyster (32)   Vice President since 1995     Vice President of Advisers since 1995; prior
                                                             to 1996, Vice President, Equities, Fortis Asset
                                                             Management.
Diane M. Gotham (40)           Vice President since 1998     Vice President of Advisers since 1998; from 1994 to
                                                             1998, securities analyst for Advisers.
Laura E. Granger (37)          Vice President since 1998     Vice President of Advisers since 1998; from 1993 to
                                                             1998, portfolio manager, General Motors Investment
                                                             Management, New York, NY.
Maroun M. Hayek (50)           Vice President since 1995     Vice President of Advisers since 1995; prior to 1996,
                                                             Vice President, Fixed Income, Fortis Asset Management.
Robert C. Lindberg (46)        Vice President since 1993     Vice President of Advisers since 1993.

Charles L. Mehlhouse (56)      Vice President since 1996     Vice President of Advisers since 1996; prior to 1996,
                                                             Portfolio Manager, Marshall & Ilsley Bank Corporation,
                                                             Milwaukee, WI.
Kevin J. Michels (47)          Vice President since 1995     Vice President of Advisers since 1995; prior to 1996,
                                                             Vice President, Administration, Fortis Asset Management.
Christopher J. Pagano (35)     Vice President since 1996     Vice President of Advisers since 1996; prior to 1996,
                                                             government strategist, Merrill Lynch, New York, NY.
Stephen M. Rickert (55)        Vice President since 1995     Vice President of Advisers since 1995; from 1994 to 1996,
                                                             Corporate Bond Analyst, Fortis Asset Management.
Michael J. Romanowski (47)     Vice President since 1998     Vice President of Advisers since 1988; from 1995 to
                                                             1998, portfolio manager, Value Line, New York, NY;
                                                             prior to 1995, securities analyst, Conning & Co.,
                                                             Hartford, CT.
Christopher J. Woods (38)      Vice President since 1995     Vice President of Advisers since 1995; prior to 1996
                                                             Vice President, Fixed Income, Fortis Asset Management.
Robert W. Beltz, Jr. (49)      Vice President since 1993     Vice President, Securities Operations, of Advisers and
                                                             of Investors.
Peggy E. Ettestad (41)         Vice President since 1997     Senior Vice President, Operations, of Advisers since
                                                             March 1997; prior to March 1997, Vice President, G.E.
                                                             Capital Fleet Services, Minneapolis, MN.
Tamara L. Fagely (40)          Treasurer since 1993 and      Vice President of Advisers and Investors since 1998;
                                                             Vice President since 1996 prior thereto, Second Vice
                                                             President of Advisers and of Investors from 1995 to 1998.
Dickson W. Lewis (49)          Vice President since 1997     Senior Vice President, Marketing and Sales, of Advisors
                                                             since July 1997; from 1993 to July 1997, President and
                                                             Chief Executive Officer, Hedstrom/Blessing, Inc.,
                                                             Minneapolis, MN.
David A. Peterson (56)         Vice President since 1991     Vice President and Assistant General Counsel, Fortis
                                                             Benefits Insurance Company.
Scott R. Plummer (39)          Vice President since 1996     Vice President and Associate General Counsel of
                                                             Advisers since 1998; Assistant Secretary of Advisers
                                                             since 1994; prior thereto, Second Vice President and
                                                             Corporate Counsel of Advisers from 1994 to 1998.

Name and (Age)                 Position/Term of Office       Business Experience During Past Five Years
--------------                 -----------------------       ------------------------------------------
Rhonda J. Schwartz (41)        Vice President since 1996     Senior Vice President and General Counsel of
                                                             Advisers, Senior Vice President and General
                                                             Counsel, Life and Investment Products, of Fortis
                                                             Benefits Insurance Company and Vice President and
                                                             General Counsel, Life and Investment Products, of
                                                             Time Insurance Company since 1996; from 1993 to 1996,
                                                             Vice President and General Counsel,  Fortis, Inc.
Melinda S. Urion (45)          Vice President since 1997     Senior Vice President and Chief Financial Officer
                                                             of Advisers since December 1997; from 1995 to 1997,
                                                             Senior Vice President of Finance and Chief Financial
                                                             Officer, American Express Financial Corporation;
                                                             prior to March 1995, Corporate Controller, American
                                                             Express Financial Corporation.
Michael J. Radmer (54)         Secretary since 1978          Partner, Dorsey & Whitney LLP, the Company's
                                                             General Counsel.

                   ADDITIONAL INFORMATION ABOUT THE COMPANY

         As of June 30, 1999, all directors and officers as a group owned less than 1% of the outstanding shares of each Series of the Company. As of this date, each Series had the following issued and outstanding common shares and, to the knowledge of Company management, FBIC was an owner of more than 5% of the voting shares of each Series. The number and percentage of shares owned by FBIC as of this date is provided below. The address of FBIC is 500 Bielenberg Drive, Woodbury, MN 55125.

                                                              Shares Owned          Percent Owned
Series                              Outstanding Shares           by FBIC               by FBIC
------                              ------------------        ------------          -------------
Money Market                            7,525,132                 7,431,467              98.76
U. S. Government Securities            13,869,569                13,726,104              98.97
Diversified Income                      9,399,771                 9,270,298              98.62
Global Bond                             2,417,123                 1,872,900              98.95
High Yield                              7,272,334                 7,075,056              97.29
Global Asset Allocation                 4,913,635                 4,496,750              97.61
Asset Allocation                       28,206,862                28,053,674              99.46
Value                                   6,051,906                 5,873,657              97.06
Growth & Income                        14,222,183                13,827,766              97.23
S&P 500 Index                          16,763,126                16,252,031              96.95
Blue Chip Stock                        11,978,008                11,186,813              97.42
International Stock                     7,453,913                 7,294,526              97.86
Mid Cap Stock                           1,881,672                 1,357,487              98.72
Small Cap Value                         2,672,503                 2,130,525              98.43
Global Growth                          14,002,007                13,930,983              99.49
Large Cap Growth                        3,669,133                 2,996,058              95.28
Growth Stock                           17,345,680                17,296,931              99.72
Aggressive Growth                       8,773,702                 8,678,801              98.92

                   ADDITIONAL INFORMATION ABOUT THE ADVISER

         Fortis, Inc. ("Fortis") owns 100% of the outstanding voting securities of Advisers. Fortis, whose address is One Chase Manhattan Plaza, New York, New York, is a financial services company which is part of a worldwide group of companies active in the fields of insurance, banking and investments. Fortis is 50% owned by Fortis (NL) N.V. of The Netherlands and 50% owned by Fortis (B) of Belgium. The address of Fortis (NL) N.V. is Archimedeslaan 10, 3584 BA Utrecht, The Netherlands. The address of Fortis (B) is Boulevard Emile Jacqanin 53, 1000 Brussels, Belgium.

         The name, address and principal occupation of the principal executive officer and each director of Advisers are set forth below.

Name                     Address                          Principal Occupation
----                     -------                          --------------------
Dean C. Kopperud         500 Bielenberg Dr.               Chief Executive Officer of Advisers.
                         Woodbury, MN                     See Proposal One for additional information.
Gary N. Yalen            One Chase Manhattan Plaza        Director of Advisers.  See "Executive Officers
                         New York, NY                     of the Company" above.
James S. Byrd            90 South 7/th/Street, #5030      Director of Advisers.  See "Executive Officers
                         Minneapolis, MN                  of the Company" above.

         The following officers and directors of the Company are also officers, directors or employees of Advisers:

Name                                Position with Company              Position with Advisers
----                                ---------------------              ----------------------
Dean C. Kopperud                    Director                           Chief Executive Officer
Gary N. Yalen                       Vice President                     President/Chief Investment Officer
Howard G. Hudson                    Vice President                     Executive Vice President
Lucinda S. Mezey                    Vice President                     Executive Vice President
James S. Byrd                       Vice President                     Executive Vice President
Nicholas L.M. dePeyster             Vice President                     Vice President
Diane M. Gotham                     Vice President                     Vice President
Laura E. Granger                    Vice President                     Vice President
Maroun M. Hayek                     Vice President                     Vice President
Robert C. Lindberg                  Vice President                     Vice President
Charles L. Mehlhouse                Vice President                     Vice President
Kevin J. Michels                    Vice President                     Vice President
Christopher J. Pagano               Vice President                     Vice President
Stephen M. Rickert                  Vice President                     Vice President
Michael J. Romanowski               Vice President                     Vice President
Christopher J. Woods                Vice President                     Vice President
Robert W. Beltz, Jr.                Vice President                     Vice President
Peggy L. Ettestad                   Vice President                     Senior Vice President
Tamara L. Fagely                    Vice President/Treasurer           Vice President
Dickson Lewis                       Vice President                     Senior Vice President
Scott R. Plummer                    Vice President                     Vice President/Associate General
                                                                       Counsel/Assistant Secretary
Rhonda J. Schwartz                  Vice President                     Senior Vice President/General Counsel
Melinda S. Urion                    Vice President                     Senior Vice President/Chief
                                                                       Financial Officer

         In addition to acting as the investment adviser for the Series, Advisers also serves as investment adviser to one closed-end and seven other open-end investment companies. Advisers serves as the investment adviser to the following investment company portfolios which have investment objectives similar to those of one or more of the Series. Advisers is entitled to receive advisory fees from such portfolios as set forth below. Advisers has not waived, reduced or otherwise agreed to reduce its advisory fees for any of the portfolios in the table.

                                           Net Assets as of           Rate of Compensation per
Fund                                         June 30, 1999            Average Daily Net Assets
----                                       ----------------       --------------------------------
Money Fund                                  $    167,005,792      .60% of assets up to $500 million
                                                                  .55%  of assets in excess of $500 million
U.S. Government Securities Fund             $    329,602,328      .80% of assets up to $50 million
                                                                  .70% of assets in excess of $50 million
Strategic Income Fund                       $     24,243,177      .80% of assets up to $50 million
                                                                  .70% of assets in excess of $50 million
High Yield Portfolio                        $    198,329,328      .80% of assets up to $50 million
                                                                  .70% of assets in excess of $50 million

                                           Net Assets as of           Rate of Compensation per
Fund                                         June 30, 1999            Average Daily Net Assets
----                                       ----------------       --------------------------------
Asset Allocation Portfolio                  $    247,186,602      1.00% of assets up to $100 million
                                                                  .80% for the next $150 million
                                                                  .70% of assets in excess of $250 million
Value Fund                                  $     54,342,824      1.00% of assets up to $100 million
                                                                  .80% for the next $150 million
                                                                  .70% of assets in excess of $250 million
Growth & Income Fund                        $     46,311,928      1.00% of assets up to $100 million
                                                                  .80% for the next $150 million
                                                                  .70% of assets in excess of $250 million
International Equity Portfolio              $      6,967,998      1.00% of assets up to $100 million
                                                                  .90% of assets in excess of $500 million
Global Growth Portfolio                     $    165,039,004      1.00% of assets up to $100 million
                                                                  .90% of assets in excess of $500 million
Capital Fund                                $    656,796,528      1.00% of assets up to $100 million
                                                                  .80% for the next $150 million
                                                                  .70% of assets in excess of $250 million
Growth Fund                                 $    949,598,535      1.00% of assets up to $100 million
                                                                  .80% for the next $150 million
                                                                  .70% of assets in excess of $250 million
Capital Appreciation Portfolio              $    177,432,148      1.00% of assets up to $100 million
                                                                  .80% for the next $150 million
                                                                  .70% of assets in excess of $250 million

         None of the Series paid any brokerage commissions to Fortis Investors, Inc., an affiliate of Advisers, in connection with purchases and sales of portfolio securities during each Series' most recent fiscal year.

                             SHAREHOLDER PROPOSALS

         The Company is not required to hold annual shareholder meetings. Since the Company does not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. Any shareholder proposal which may properly be included in the proxy solicitation material for a shareholder meeting must be received by the Series no later than four months prior to the date proxy statements are mailed to shareholders.



Dated:  July 16, 1999                        Michael J. Radmer, Secretary

                                                                        Appendix

                        Fundamental Investment Policies

Money Market Series, U.S. Government Securities Series, Diversified Income Series, Asset Allocation Series and Growth Stock Series

No Series will:

(1) Purchase securities on margin or otherwise borrow money or issue senior securities, except that U.S. Government Securities Series, Diversified Income Series and Asset Allocation Series, in accordance with their investment objectives and policies, may purchase securities on a when-issued and delayed delivery basis, within the limitations set forth in the Prospectus and Statement of Additional Information. Fortis Series may also obtain such short-term credit as it needs for the clearance of securities transactions, and may borrow from a bank, for the account of Money Market Series, U.S. Government Securities Series, Diversified Income Series, Asset Allocation Series and Growth Stock Series, as a temporary measure to facilitate redemptions (but not for leveraging or investment) in an amount that does not exceed 10% of the value of such Series' total assets. Investment securities will not be purchased for a Series while outstanding bank borrowings exceed 5% of the value of such Series' total assets.
(2)  Write, purchase or sell puts, calls or combinations thereof.
(3) Mortgage, pledge or hypothecate its assets, except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing.
(4)  Invest in commodities or commodity contracts.
(5) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, Fortis Series may be deemed an underwriter under applicable laws.
(6) Participate on a joint, or a joint and several, basis in any securities trading account.
(7) Invest in real estate, except a Series may invest in securities issued by companies owning real estate or interests therein.
(8) Makes loans to other persons. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be "loans" for this purpose and may be entered into or purchased by a Series in accordance with its investment objectives and policies.
(9) Concentrate its investments in any particular industry, except that (i) it may invest up to 25% of the value of its total assets in any particular industry, and (ii) there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities, or obligations of domestic commercial banks. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries. As to finance companies, the following categories will be considered as separate industries: (a) captive automobile finance, such as General Motors Acceptance Corp. and Ford Motor Credit Corp.; (b) captive equipment finance companies, such as Honeywell Finance Corporation and General Electric Credit Corp.; (c) captive retail finance companies, such as Macy Credit Corp. and Sears Roebuck Acceptance Corp.; (d) consumer loan companies, such as Beneficial Finance Corporation and Household Finance Corporation; (e) diversified finance companies such as CIT Financial Corp., Commercial Credit Corporation and Borg Warner Acceptance Corp.; and (f) captive oil finance companies, such as Shell Credit, Inc., Mobil Oil Credit Corp. and Texaco Financial Services, Inc. [For purposes of this restriction, securities of each foreign government will be considered a separate "industry".]
(10) Purchase from or sell to any officer, director, or employee of Fortis Series, or its adviser or underwriter, or any of their officers or directors, any securities other than shares of Fortis Series' common stock.
(11) Make short sales, except for sales "against the box." While a short sale is made by selling a security the Series does not own, a short sale is "against the box" to the extent that the Series contemporaneously owns or has the right to obtain securities identical to those sold short at no added cost.
(12) Invest more than 5% of the value of its assets in restricted securities.

High Yield Series, Value Series, Growth & Income Series and Aggressive Growth Series

No Series will:

(1) Concentrate its investments in any particular industry, except that (i) it may invest up to 25% of the value of its total assets in any particular industry, and (ii) there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities, or obligations of domestic commercial banks. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries. As to finance companies, the following categories will be considered as separate industries: (a) captive automobile finance, such as General Motors Acceptance Corp. and Ford Motor Credit Corp.; (b) captive equipment finance companies, such as Honeywell Finance Corporation and General Electric Credit Corp.; (c) captive retail finance companies, such as Macy Credit Corp. and Sears Roebuck Acceptance Corp.; (d) consumer loan companies, such as Beneficial Finance Corporation and Household Finance Corporation; (e) diversified finance companies such as CIT Financial Corp., Commercial Credit Corporation and Borg Warner Acceptance Corp.; and (f) captive oil finance companies, such as Shell Credit, Inc., Mobil Oil Credit Corp. and Texaco Financial Services, Inc.
(2) Purchase or sell physical commodities (such as grains, livestock, etc.) or futures or options contracts thereon. However, it may purchase or sell any forms of financial instruments or contracts that might be deemed commodities.
(3) Invest directly in real estate or interests in real estate; however, the Series may invest in interests in real estate investment trusts, debt securities secured by real estate or interests therein, or debt or equity securities issued by companies which invest in real estate or interests therein.
(4) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned or held by the Series, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.
(5) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Series may be deemed an underwriter under applicable laws.
(6) Purchase securities on margin, except that the Series, in accordance with its investment objectives and policies, may purchase securities on a when-issued, delayed delivery or forward commitment basis. The Series may also obtain such short-term credit as it needs for the clearance of securities transactions and may make margin deposits in connection with futures contracts.
(7)  Make short sales, except for sales "against the box."
(8) Make loans to other persons, except: (i) each Series may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets if such loans are secured by collateral equal to at least the market value of the securities lent, provided that such collateral shall be limited to cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents; and
     (ii) it may purchase debt securities through private placements (restricted securities) in accordance with the Series' investment objectives and policies.
(9) Issue senior securities (as defined in the 1940 Act) other than as set forth in restriction #10 below and except to the extent that using options and futures contracts or purchasing or selling securities on a when issued, delayed delivery or forward commitment basis (including the entering into of roll transactions) may be deemed to constitute issuing a senior security.
(10) Borrow money except from banks for temporary or emergency purposes not in excess of 33 1/3% of the value of the Series' total assets. The Series will not purchase securities while borrowings (including roll transactions) in excess of 5% of total assets are outstanding. In the event that the asset coverage for the Series' borrowings falls below 300%, the Series will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage.

Global Growth Series

Global Growth Series will not:

(1) Concentrate its investments, that is, invest 25% or more of its total assets in any particular industry.

(2) Buy or sell commodities or commodity contracts, including futures contracts, other than within the limitations set forth in the Prospectus and Statement of Additional Information.
(3) Purchase or sell real estate or other interests in real estate, or interests in real estate investment trusts; however, Global Growth Series may invest in debt securities secured by real estate or interests therein or issued by corporations which invest in real estate or interests therein.
(4) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned or held by Global Growth Series, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.
(5) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, Global Growth Series may be deemed an underwriter under applicable laws and except that Global Growth Series may invest up to 10% of the value of its assets in portfolio securities which are not registered under the applicable securities laws of the country in which such securities are traded and for which no alternative market is readily available (such securities are referred to herein as "restricted securities").
(6) Purchase securities on margin, except that Global Growth Series, in accordance with its investment objectives and policies, may purchase securities on a when-issued, delayed delivery or forward commitment basis, within the limitations set forth in the Prospectus and Statement of Additional Information. Global Growth Series may also obtain such short-term credit as it needs for the clearance of securities transactions and may make margin deposits in connection with futures contracts.
(7)  Make short sales, except for sales "against the box."
(8) Make loans to other persons, except that it may purchase readily marketable bonds, debentures, or other debt securities, whether or not publicly distributed, enter into repurchase agreements, and make loans of portfolio securities to an aggregate of 30% of the value of its total assets, measured at the time any such loan is made.
(9) Issue senior securities, except that Global Growth Series may purchase securities on a when-issued, delayed delivery or forward commitment basis and enter into roll transactions and other transactions within the limitations set forth in the Prospectus and Statement of Additional Information which may be deemed to constitute borrowing.
(10) Borrow money except from banks for temporary or emergency purposes not in excess of 33 1/3% of the value of the Series' total assets. Global Growth Series will not purchase securities while borrowings (including roll transactions) in excess of 5% of total assets are outstanding. In the event that the asset coverage for the Series' borrowings falls below 300%, Global Growth Series will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage.

Global Bond Series, Global Asset Allocation Series and International Stock
Series

No Series will:

(1) Concentrate its investments in any particular industry, except that (i) a Series may invest up to 25% of the value of its total assets in any particular industry, and (ii) there is no limitation with respect to investments in obligations issued or guaranteed by the United States government or its agencies and instrumentalities, or obligations of domestic commercial banks. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries. As to finance companies, the following categories will be considered as separate industries: (a) captive automobile finance, such as General Motors Acceptance Corp. and Ford Motor Credit Corp.; (b) captive equipment finance companies, such as Honeywell Finance Corporation and General Electric Credit Corp.; (c) captive retail finance companies, such as Macy Credit Corp. and Sears Roebuck Acceptance Corp.; (d) consumer loan companies, such as Beneficial Finance Corporation and Household Finance Corporation;
     (e) diversified finance companies, such as CIT Financial Corp., Commercial Credit Corporation and Borg Warner Acceptance Corp.; and (f) captive oil finance companies, such as Shell Credit, Inc., Mobil Oil Credit Corp. and Texaco Financial Services, Inc. [For purposes of this restriction, securities of each foreign government or agency thereof will be considered separate "industries".]
(2) Purchase or sell physical commodities (such as grains, livestock, etc.) or futures or options contracts thereon; however, a Series may purchase or sell any forms of financial instruments or contracts that might be deemed commodities.

(3) Invest directly in real estate or interests in real estate; however, a Series may invest in interests in real estate investment trusts, debt securities secured by real estate or interests therein, or debt or equity securities issued by companies that invest in real estate or interests therein.
(4) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Series may be deemed an underwriter under applicable laws.
(5) Purchase securities on margin or otherwise borrow money, except that a Series, in accordance with its investment objectives and policies, may purchase securities on a when-issued, delayed delivery or forward commitment basis, and may make margin deposits in connection with dealing in commodities or options thereon. A Series also may obtain such short-term credit as it needs for the clearance of securities transactions, and may borrow from a bank an amount that does not exceed 33 1/3% of the value of a Series' total assets. A Series will not purchase investment securities while outstanding bank borrowings (including "roll" transactions) in excess of 5% of its total assets are outstanding. In the event that the asset coverage for a Series' borrowings falls below 300%, such Series will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage.
(6) Make loans to other persons, except that a Series may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets (including the amount lent as well as the collateral securing such loans), if such loans are secured by collateral at least equal to the market value of the securities lent, provided that such collateral shall be limited to cash, government securities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents (including repurchase agreements pertaining to such securities or obligations). Loans shall not be deemed to include repurchase agreements or the purchase or acquisition of a portion of an issue of notes, bonds, debentures or other debt securities, whether or not such purchase or acquisition is made upon the original issuance of the securities.
(7) Issue senior securities (as defined in the 1940 Act) other than as set forth in restriction 5 concerning borrowing and except to the extent that using options and futures contracts or purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis (including the entering into of roll transactions) may be deemed to constitute issuing a senior security.

S&P 500 Index Series and Mid Cap Stock Series

Neither Series will:

(1) Purchase any securities which would cause more than 25% of the value of the Series' total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities, and state or municipal governments and their political subdivisions, are not considered members of any industry. In addition, this limitation does not apply to investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks).
(2) Borrow money or issue senior securities as defined in the 1940 Act except that a Series may borrow money in an amount not exceeding one-third of the Series' total assets at the time of such borrowings. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.
(3) Make loans or lend securities, if as a result thereof more than one-third of the Series' total assets would be subject to all such loans. For purposes of this limitation debt instruments and repurchase agreements shall not be treated as loans.
(4) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Series from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in real estate business or invest or deal in real estate or interests therein).
(5) Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the Series' investment program may be deemed an underwriting.
(6) Purchase or sell commodities except that the Series may enter into futures contracts and related options, forward currency contracts and other similar instruments.

Blue Chip Stock Series and Small Cap Value Series

Neither Series will:

(1) Borrow money except that the Series may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Series' investment objective and program, provided that the combination of (i) and
     (ii) shall not exceed 33 1/3% of the value of the Series' total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable laws. The Series may borrow from banks or other persons to the extent permitted by applicable law.
(2) Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon.
(3) Purchase the securities of any issuer if, as a result, more than 25% of the value of the Series' total assets would be invested in the securities of issuers having their principal business activities in the same industry.
(4) Make loans, although the Series may (i) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Series' total assets; (ii) purchase money market securities and enter into repurchase agreements; and
     (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt.
(5) Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Series' total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.
(6) Purchase a security if, as a result, with respect to 75% of the value of the Series' total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Series (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).
(7) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Series from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business).
(8)  Issue senior securities except in compliance with the 1940 Act.

(9) Underwrite securities issued by other persons, except to the extent that the Series may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

Large Cap Growth Series

The Series will not:

(1) Purchase more than 10% of the outstanding voting securities of any one issuer.
(2) Invest 25% or more of the value of its total assets in the same industry except that this restriction does not apply to securities issued or guaranteed by the United States Government, its agencies and instrumentalities.
(3) Borrow money or issue senior securities except for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made.
(4) Pledge, mortgage, hypothecate or otherwise encumber any of its assets except in connection with the writing of call options and except to secure permitted borrowings.
(5) Make loans except through the purchase of debt obligations, lending portfolio securities and entering into repurchase agreements.
(6)  Write put options.
(7) (a) Purchase or sell real estate except that it may purchase and sell securities of companies that deal in real estate or interests therein; (b) purchase or sell commodities or commodity contracts (other than stock index futures contracts), (c) make short sales of securities or purchase securities on margin except for such short-term credits as may be necessary for the clearance of transactions, or (d) act as an underwriter of securities, except that the Large Cap Growth Series may acquire restricted securities or securities in private placements under circumstances in which, if such securities were sold, the Large Cap Growth Series might be deemed to be an underwriter within the meaning of the Securities Act of 1933.

Receipt of Notice of Special                                  FORTIS SERIES FUND, INC.
Shareholders' Meeting and Proxy
Statement is acknowledged by  your                               VOTING INSTRUCTIONS FOR
execution of these voting                                     SPECIAL SHAREHOLDERS' MEETING
instructions. Mark, sign, date, and                              TO BE HELD AUGUST 12, 1999
return these instructions in the                  THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF
addressed envelope--no postage                            FORTIS BENEFITS INSURANCE COMPANY AND
required.  Please mail promptly to                         FIRST FORTIS LIFE INSURANCE COMPANY
save the Company  further solicitation
expenses.                                                   The undersigned hereby instructs Fortis Benefits Insurance Company and
                                                  First Fortis Life Insurance Company to represent and vote the number of shares of
                                                  Fortis Series Fund, Inc. represented by the number of votes attributable to the
          FORTIS SERIES FUND, INC.                undersigned's variable annuity contract or variable insurance contract at the
          PROXY SERVICE                           Special Shareholders' Meeting to be held on Thursday, August 12, 1999, at 10:00
          POST OFFICE BOX 9148                    a.m. and at any adjournment thereof, upon the matters below as set forth in the
          FARMINGDALE, NY  11735-9855             Notice of Special Shareholders' Meeting and Proxy Statement.

                                                            VOTES OF CONTRACT AND POLICY OWNERS FOR WHICH NO VOTING INSTRUCTIONS ARE
                                                  RECEIVED WILL BE VOTED IN THE SAME PROPORTION AS THE VOTES OF CONTRACT AND POLICY
                                                  OWNERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED.

TO VOTE, MARK BLOCKS BELOW IN  BLUE OR BLACK INK AS FOLLOWS  [_][_]         KEEP THIS PORTION FOR YOUR RECORDS.
---------------------------------------------------------------------------------------------------------------------------
                                                  FORTIS SERIES Fund, INC.             DETACH AND RETURN THIS PORTION ONLY.
VOTE ON DIRECTORS

 FOR  OR WITH-  OR   FOR                 1.  TO SET THE NUMBER OF DIRECTORS AT NINE AND TO ELECT THE FOLLOWING NOMINEES:
 ALL     HOLD        ALL                     01) R.W. CUTTING, 02) A.R. FREEDMAN, 03) R.M. GAVIN, 04) J.L. KING, 05) D.C.
         ALL        EXCEPT                   KOPPERUD, 06) R.L. PRINCE, 07) L.J. SANTOW, 08) N.S. SHADKO, 09) J.M. WIKLER.
  [_]    [_]         [_]                     TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S) WRITE THAT
                                             NOMINEE(S) NUMBER ON THE LINE PROVIDED BELOW.
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 FOR   AGAINST     ABSTAIN  EXCEPTION
 ALL     ALL         ALL                 2.  TO APPROVE THE ELIMINATION OR MODIFICATION OF CERTAIN INVESTMENT POLICIES
  [_]    [_]         [_]      [_]            EXCEPT THOSE SPECIFICALLY LISTED BY LETTER ON THE LINE BELOW.
                                             A. Senior securities                  H. Short Sales
                                             B. Industry concentration             I. Margin purchases
                                             C. Underwriting of securities         J. Transactions with affiliates
                                             D. Real Estate                        K. Joint trading account
                                             E. Commodities                        L. Restricted securities
                                             F. Lending                            M. Options transactions
                                             G. Pledging assets                    N. Diversification policies

                                         If you wish to vote against or abstain on a particular investment policy applicable to your Series, write the letter of the sub-proposal on the line below. Tell us whether you are voting against or abstaining on the proposals listed.

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  [_]    [_]         [_]                 3.  TO APPROVE A PROPOSAL TO PERMIT FORTIS ADVISERS, INC. TO SELECT AND CONTRACT
 FOR    AGAINST   ABSTAIN                    WITH SUB-ADVISERS WITHOUT OBTAINING SHAREHOLDER APPROVAL.

  [_]    [_]         [_]
 FOR    AGAINST   ABSTAIN                4.  TO APPROVE AN AMENDED INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT BETWEEN
                                             THE COMPANY AND FORTIS ADVISERS, INC.

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 [_]     [_]         [_]                 5.  PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT
 FOR   AGAINST     ABSTAIN                   PUBLIC ACCOUNTANTS FOR THE COMPANY.

                                        --------------------------------------------    ------------------------------------------
                                        (Please  sign name(s) exactly as registered)    (If there are co-owners, both should sign)

                                        -----------------
                                        (Date)
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